UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [  X  ]

Filed by a party other than the Registrant   [     ]

Check the appropriate box:

[     ] Preliminary proxy statement

[     ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[     ] Definitive Proxy Statement

[ X ] Definitive Additional Materials

[     ] Soliciting Material Pursuant to § 240.14a-12

PHC, Inc.
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)1) and 0-11
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (set forth the amount on which the filing fee is calculated and site how it was determined):
4.	Proposed maximum aggregate value of transaction
5.	Total fee paid

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date filed:

Notice to Class A Common Stockholders:

***Exercise  Your Right to Vote***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
PHC, Inc.	Meeting Type: Annual
For holders as of: October 16, 2009
Date: December 18, 2009 Time: 1:00 pm (Boston time)
Location: Corporate offices of PHC, Inc.
200 Lake Street, Suite 102
Peabody, Massachusetts 01960
Meeting Directions: Call 978-536-2777 or go online
at www.phc-inc.com

You are receiving this communication because you hold shares in the above named company.
PHC, Inc.
200 Lake Street
Suite 102
This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Peabody, MA 01960

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

---Before You Vote---
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

• If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 4, 2009 to facilitate timely delivery.

---How To Vote---
Please Choose One of the Following Voting Methods

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that
you vote FOR the following:

1. To elect Donald E. Robar and Howard
W. Phillips as the Class A Directors of
the Company, each to hold the office
until the next annual meeting following
his election:

Nominees:
01) Donald E. Robar
02) Howard W. Phillips

The Board of Directors recommends you vote FOR the following proposal:
2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

Notice to Class B Common Stockholders:

***Exercise  Your Right to Vote***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
PHC, Inc.	Meeting Type: Annual
For holders as of: October 16, 2009
Date: December 18, 2009 Time: 1:00 pm (Boston time)
Location: Corporate offices of PHC, Inc.
200 Lake Street, Suite 102
Peabody, Massachusetts 01960
Meeting Directions: Call 978-536-2777 or go online
at www.phc-inc.com

You are receiving this communication because you hold shares in the above named company.
PHC, Inc.
200 Lake Street
Suite 102
This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Peabody, MA 01960

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

---Before You Vote---
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents you must request one. There is NO charge for
Requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

• If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 4, 2009 to facilitate timely delivery.

---How To Vote---
Please Choose One of the Following Voting Methods

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that
you vote FOR the following:

1. To elect Bruce A. Shear, William F. Grieco
and David E. Dangerfield as the Class B
Directors of the Company, each to hold
the office until the next annual meeting
following his election:

Nominees:
01) Bruce A. Shear
02) William F. Grieco
03) David E. Dangerfield

The Board of Directors recommends you vote FOR the following proposal:
2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.